IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF COLORADO

Civil Action No.:   09-CV-02578-MSK-MJW

e.DIGITAL CORPORATION;
Plaintiff,

v.

CANON USA, INC.;
CANON, INC.;
COBY ELECTRONICS CORP.;
DXG TECHNOLOGY (U.S.A.), INC.;
DXG TECHNOLOGY CORPORATION;
HTC AMERICA, INC.;
HTC CORPORATION;
IMATION CORPORATION;
KYOCERA COMMUNICATIONS, INC.;
KYOCERA WIRELESS CORPORATION;
KYOCERA INTERNATIONAL, INC.;
KYOCERA CORPORATION;
MARANTZ AMERICA, INC.;
D&M HOLDINGS U.S. INC.;
D&M HOLDINGS, INC.;
NOKIA, INC.;
NOKIA CORPORATION;
SAKAR INTERNATIONAL, INC.;
SAMSON TECHNOLOGIES CORP.; and
VTECH ELECTRONICS NORTH AMERICA, LLC;
Defendants.

JOINT STATEMENT IN RESPONSE TO
JUNE 28, 2011 ORDER REGARDING CLAIM CONSTRUCTION

Plaintiff e.Digital Corporation and the Undersigned Defendants hereby submit the following Joint Statement In Response to June 28, 2011 Order Regarding Claim Construction (Doc. #395; “Order”) as required by the Court at page 16 of its Order.

e.Digital and the Undersigned Defendants met and conferred by telephone conferences on July 15 and 22, 2011 regarding the substance of this Joint Statement and exchanged drafts of this submission.1  The parties report and propose as follows:

1.           The ‘774 Patent: e.Digital contends that the Order construes certain aspects of the “sole memory” limitation of the ‘774 Patent, and although e.Digital disputes the Court’s construction, it is prepared to stipulate to non-infringement of the asserted claims of the ‘774 Patent with respect to the accused products offered by the Defendants identified in Exhibit A.2  With respect to the Defendants identified in Exhibit B, e.Digital contends that additional discovery from those Defendants is necessary for e.Digital to determine whether a stipulation of non-infringement is appropriate.  Accordingly, e.Digital proposes that it be permitted to take limited discovery of those Defendants identified in Exhibit B (in the form of obtaining additional documents and/or sworn declarations or depositions) confirming that each of the accused products use “RAM or any other memory system, while engaging the CODEC, DSP (as applicable), and memory control functions, [or] storing the fully-manipulated data.”  See Order at p. 16.

1 e.Digital conferred by email with counsel for Defendants who did not participate in the July 15 and 22 telephone conferences.

2 e.Digital and the Canon Defendants have reached an agreement in principle and anticipate filing a Motion to Dismiss the Canon Defendants.

The Defendants identified in Exhibit B contend that they have produced documents sufficient for e.Digital to conclude that their products do not infringe the asserted claims of either of the patents-in-suit, under the Court’s claim construction, and that e.Digital does not need further discovery in order to enter into the stipulation of non-infringement.  In order to expedite the conclusion of this case, however, the Defendants identified in Exhibit B are willing to provide limited declarations and/or limited additional documents to clarify any non-infringement issues relating to the Court’s claim construction, as follows:  (a) within 30 days after the date of this Joint Statement, the Defendants identified in Exhibit B will provide declarations and/or additional documents to counsel for e.Digital; (b) within 45 days after the date of this Joint Statement, counsel for such parties will meet and confer with counsel for e.Digital to determine whether any further discovery is needed; (c) within 75 days after the date of this Joint Statement, such parties will complete any discovery, subject to additional time being needed to conduct foreign depositions, if necessary; (d) within 90 days after this Joint Statement, the parties will file a joint report to the Court advising of the status and whether any issues remain to be resolved with respect to e.Digital’s claims of infringement of the ‘774 Patent and related discovery issues.  Defendants do not believe depositions are necessary or appropriate, and reserve the right to object to any demand Plaintiff may make for depositions.

2.           The ‘737 Patent: e.Digital contends that the Order did not construe any terms of claim 5 of the ‘737 Patent and, therefore, the Order is not dispositive with respect to that claim.  Accordingly, e.Digital proposes that the next step in this case is for the Court to enter an order construing the term “flash memory” of claim 5 of the ‘737 Patent.  Defendants acknowledge the Court’s statement at footnote 1 of the Order and believe, as stated later in the Order at page 16, that the Court intended to construe “flash memory” in claim 5 of the ‘737 Patent with the same effect and outcome urged by Defendants.  Nevertheless, if further construction of the Order is likely to facilitate e.Digital’s stipulation of non-infringement of this Patent, thereby avoiding the need for summary judgment proceedings and simplifying and further expediting these proceedings for disposition, the Undersigned Defendants do not oppose Plaintiff’s request for further construction of the term “flash memory” as used in the ‘737 Patent.  The parties believe the current record is sufficient for any further construction of the term “flash memory” and do not request another hearing for this purpose.

3.           Continuation of Deadlines: The parties propose that until such time as the Court enters an order construing “flash memory” in claim 5 of the ‘737 Patent, all deadlines in the case remain continued, except with respect to the discovery requested in paragraph 1, herein.

4.           e.Digital proposes that following the Court’s construction of “flash memory” and the completion of limited discovery described in paragraph 1 above, the parties meet and confer as to proper next steps in the case, and to submit a supplemental joint statement within 30 days of the entry of an order construing the term “flash memory” in claim 5 of the ‘737 Patent or by the 90 day deadline set forth in § 1(d) above, whichever is later.  Defendants do not oppose this proposal.

Dated this 28th day of July, 2010.	Respectfully submitted,

/s/ Matthew S. Yungwirth
L. Norwood Jameson (003970)
Matthew S. Yungwirth (783597)
DUANE MORRIS LLP
1180 West Peachtree Street, Suite 700
Atlanta, Georgia 30309
Telephone: 404.253.6935
E-mail: wjameson@duanemorris.com
E-mail: msyungwirth@duanemorris.com

James Y. C. Sze (CA SBN 203274)
Heather U. Guerena (CA SBN 238122)
DUANE MORRIS LLP

101 West Broadway, Suite 900
San Diego, CA 92101
Telephone: 619.744.2200
E-mail: jsze@duanemorris.com
E-mail: huguerena@duanemorris.com

Natalie Hanlon-Leh
Jared B. Briant
FAEGRE & BENSON, LLP
1700 Lincoln Street
Wells Fargo Center, #3200
Denver , CO 80203-4532
Telephone: 303-607-3500
Email: nhanlon-leh@faegre.com
jbriant@faebre.com

Attorneys for Plaintiff e.Digital Corporation

JOINED BY:

/s/ Jerry R. Selinger	/s/ Scott Frederick Llewellyn
Jerry R. Selinger	Scott Frederick Llewellyn
Patterson & Sheridan, LLP	Morrison & Foerster, LLP
1700 Pacific Avenue, Suite 2650	370 17th Street
Dallas, Texas 75201	Republic Plaza, #5200
Denver, CO 80202-5638
Bruce A. Featherstone
Matthew D. Collins	Attorneys for Defendants Marantz America,
Featherstone Petrie DeSisto LLP	Inc., D&M Holdings U.S. Inc., D&M Holdings
600 17th Street	Inc.
Suite 2400 South
Denver, CO 80202-5424

Attorneys for HTC
Corporation and HTC America, Inc.

/s/ Tyler T. VanHouton	/s/ Ming-Tao Yang
John R. Keville	Ming-Tao Yang
Tyler T. VanHouton	Finnegan, Henderson, Farabow, Garrett &
Winston & Strawn LLP	Dunner, LLP
1111 Louisiana, 25th Floor	3300 Hillview Avenue
Houston, Texas 77002-5242	Palo Alto, CA 94304

Attorneys for Defendant Coby Electronics	E. Robert Yoches
Corp.	Finnegan, Henderson, Farabow,
Garrett & Dunner, L.L.P.
901 New York Avenue, NW
Washington, DC 20001-4413

Attorneys for Defendants DXG Technology
(U.S.A.) Inc. and DXG Technology
Corporation

/s/ Kevin J. O’Shea	/s/ Eric C. Cohen
Richard D. Harris	Eric C. Cohen
Howard E. Silverman	Katten Muchin Rosenman, LLP
Kevin J. O’Shea	525 West Monroe Street, Ste. 1900
Greenberg Traurig, LLP	Chicago, IL 60661-3693
77 West Wacker Drive, #3100
Chicago, IL 60601-1732	Bruce A. Featherstone
Matthew D. Collins
Attorneys for Defendants Canon, Inc. and	Featherstone Petrie DeSisto LLP
Canon USA, Inc.	600 17th Street
Suite 2400 South
Denver, CO 80202-5424

Attorneys for Defendants Kyocera
Communications, Inc.; Kyocera Wireless
Corporation; Kyocera International, Inc.;
Kyocera Corporation; and Samson
Technologies Corp.

/s/ Mark H. Francis	/s/ Richard Dick
Richard P. Holme	Richard Eugene Dick
Albert J. Givray	James R. Nuttall
Davis Graham & Stubbs, LLP	McAndrews, Held & Malloy, Ltd.
1550 17th Street, #500	500 W. Madison St., Suite 3400
Denver , CO 80202	Chicago, IL 60661
Tel.: 1-312-775-8186
Alexas D. Skucas	rdick@mcandrews-ip.com
Robert F. Perry
Mark H. Francis	Bruce A. Featherstone
King & Spalding LLP	Matthew D. Collins
1185 Avenue of the Americas	Featherstone Petrie DeSisto LLP
New York, New York 10036	600 17th Street
Suite 2400 South
Attorneys for Defendants Nokia Corporation	Denver, CO 80202-5424
and Nokia Inc
Attorneys for Defendant VTech Electronics
North America, LLC

/s/ Ezra Sutton	/s/ Dariush G. Adli
Ezra Sutton, P.A.	Dr. Dariush G. Adli
900 Route 9 Plaza 9	Adli Law Group P.C.
Woodbridge, NJ 07095	633 West Fifth Street, Suite 6900
esutton@ezrasutton.com	Los Angeles, CA 90071
Telephone: 213-623-6546
Attorneys for Defendant Sakar International,	Facsimile: 213-623-6554
Inc.
Attorneys for Defendant Imation Corporation

EXHIBIT A

CANON USA, INC.

CANON, INC.

HTC AMERICA, INC.

HTC CORPORATION

MARANTZ AMERICA, INC.

D&M HOLDINGS U.S. INC.

D&M HOLDINGS, INC.

NOKIA, INC.

NOKIA CORPORATION

VTECH ELECTRONICS NORTH AMERICA, LLC

EXHIBIT B

COBY ELECTRONICS CORP.

DXG TECHNOLOGY (U.S.A.), INC.

DXG TECHNOLOGY CORPORATION

IMATION CORPORATION

KYOCERA COMMUNICATIONS, INC.

KYOCERA WIRELESS CORPORATION

KYOCERA INTERNATIONAL, INC.

KYOCERA CORPORATION

SAKAR INTERNATIONAL, INC.

SAMSON TECHNOLOGIES CORP.